EXHIBIT 99.4
Occidental Petroleum Corporation

Fourth Quarter 2011 Earnings Conference Call

January 25, 2012

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• Net Income - $1.6 Billion in 4Q11 vs. $1.2 Billion in 4Q10
 – EPS $2.01 (diluted) vs. $1.49 in 4Q10.
• Consolidated pre-tax income from continuing
 operations - $2.6 Billion in 4Q11 vs. $2.9 Billion in 3Q11
• 3Q11 EPS $2.18 (diluted after tax)
 – Major items resulting in the difference between 3Q11
 and 4Q11 income included:
 » higher oil volumes and prices, +$0.07 per share;
 » lower 4Q chemical and midstream income, -$0.08 per share;
 » higher equity-based compensation costs, -$0.05 per share;
 » higher exploration expense, -$0.02 per share, and;
 » higher 4Q operating costs, -$0.08 per share.
 • 4Q11 EPS $2.02 (diluted after tax)
Fourth Quarter 2011 Earnings - Highlights
Fourth Quarter 2011 Earnings - Highlights

$2,612
$54
$31
$68
$38
$34
$19
$1
$2,537
3Q11
Sales Price
Sales Volume
Higher Oper. Costs
Higher G&A Costs
Higher Expl. Exp.
Higher DD&A Rate
All Others
4Q11

Fourth Quarter 2011 Earnings - Oil & Gas
Segment Variance Analysis - 4Q11 vs. 3Q11
($ in millions)
• Core Results for 4Q11 of $2.537 B vs. $2.612 B in 3Q11
 – Higher oil volumes and prices, were offset by higher operating costs, higher equity- based compensation costs, and higher exploration expense.

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Fourth Quarter 2011 Earnings - Oil & Gas Segment
      4Q11  3Q11
 Reported Segment Earnings ($mm) $2,537  $2,612
 WTI Oil Price ($/bbl)   $94.06  $89.76
 Brent Oil Price ($/bbl)   $109.07 $112.22
 NYMEX Gas Price ($/mcf)   $3.68  $4.28
 Oxy’s Realized Prices
  Worldwide Oil ($/bbl)  $99.62  $97.24
 + 2½% quarter-to-quarter
  Worldwide NGLs ($/bbl)  $55.25  $56.06
 - 1½% quarter-to-quarter

  US Natural Gas ($/mcf)   $3.59  $4.23
 - 15% quarter-to-quarter

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        4Q11  3Q11
Oil and Gas Production Volumes (mboe/d)  748  739
• Domestically, production was 449 mboe/d, representing the
 highest ever domestic production volumes for the company,
 compared to our guidance of 442 to 444 mboe/d.
• Our production rose by 13 mboe/d compared to 3Q11, with the
 Permian and California contributing the bulk of the sequential increase in our overall domestic production volumes.
• Our better-than-expected 4Q11 domestic production reflected the effect of the ramp up in capital spending as well as higher levels of workover and well maintenance activity.
• In addition, 4Q11 was relatively free of significant operational disruptions, which also contributed to the better than expected results.
Fourth Quarter 2011 Earnings - Oil & Gas Production

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• Latin America volumes were 31 mboe/d.
 – Colombia volumes increased slightly from 3Q11 while both periods included pipeline interruptions caused by insurgent activity.
• In the Middle East region:
 – We recorded 1 mboe/d production in Libya.
 – In Iraq, we produced 9 mboe/d, an increase of 5 mboe/d from 3Q11 volumes.
 The higher volume is the result of higher spending levels.
 – Yemen production was 23 mboe/d, a decrease of 5 mboe/d from 3Q11.
 The decrease reflected the timing of cost recovery and the expiration of the
 Masila Field contract in mid-December.
 – In Oman, 4Q11 production was 76 mboe/d, a decrease of 3 mboe/d from 3Q11 volumes. The decrease was attributable to down time from operational issues.
 – In Qatar, 4Q11 production was 76 mboe/d, an increase of 3 mboe/d over 3Q11.
 – In Dolphin and Bahrain combined, production decreased 6 mboe/d from 3Q11.
 Dolphin volumes declined 9 mboe/d because, during the quarter, it reached annual maximum volumes allowed under its contract.
• 4Q11 sales volumes were 749 mboe/d, compared to our guidance of
 740 mboe/d. The improvement resulted from higher US production.
Fourth Quarter 2011 Earnings - Oil & Gas Production
Fourth Quarter 2011 Earnings - Oil & Gas Production

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• Realized oil prices for the quarter represented 106% of
 the average WTI and 91% of the average Brent price.

• Realized NGL prices were 59% of WTI and realized
 domestic gas prices were 98% of NYMEX.
• Price changes at current global prices affect our quarterly earnings before income taxes by $38 mm for a $1.00 p/b
 change in oil prices and $8 mm for a $1.00 p/b change in
 NGL prices.
• A swing of $0.50 per mm BTUs in domestic gas prices
 affects quarterly pre-tax earnings by about $31 million.
Fourth Quarter 2011 Earnings - Oil & Gas
Segment - Realized Prices
Fourth Quarter 2011 Earnings - Oil & Gas
Segment - Realized Prices

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• 4Q11 operating costs were about $130 mm higher
 than 3Q11 as a result of higher workover and well
 maintenance activity driven by our program to increase
 production at these higher levels of oil prices.

• Oil and gas cash production costs were $12.84 a boe
 for the twelve months of 2011, compared with last year's
 twelve-month costs of $10.19 a barrel.
 – The cost increase reflects higher workover and maintenance activity mentioned earlier.
• Taxes other than on income, which are directly related to
 product prices, were $2.21 per boe for the twelve months
 of 2011, compared to $1.83 per boe for all of 2010.
• 4Q11 exploration expense, which included the
 impairment of several small leases, was $73 mm.
Fourth Quarter 2011 Earnings - Oil & Gas
Segment - Production Costs and Taxes
Fourth Quarter 2011 Earnings - Oil & Gas
Segment - Production Costs and Taxes

$245
$71
$27
$35
$38
$144
3Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others *
4Q11

Fourth Quarter 2011 Earnings - Chemical
Segment Variance Analysis - 4Q11 vs. 3Q11
($ in millions)
*Power sold to the grid during Texas power shortage in 3Q11.
• Core Results for 4Q11 were $144 mm vs. $245 mm in 3Q11.
 – The sequential drop in income was the result of seasonal factors.

$77
$66
$20
$57
$36
$70
3Q11
Marketing and Trading
Gas Processing
Pipelines
Power Generation
4Q11

Fourth Quarter 2011 Earnings - Midstream
Segment Variance Analysis - 4Q11 vs. 3Q11
($ in millions)
• Core Results for 4Q11 were $70 mm vs. $77 mm in 3Q11.

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• The significantly higher year-end Oxy stock price,
 compared to the distressed levels at the end of 3Q11,
 affected the quarterly valuation of equity-based
 compensation plans reducing 4Q11 pre-tax income
 of the company, compared to 3Q11, by $80 mm.
• The worldwide effective tax rate was 37% for 4Q11.
• Our 4Q11 US and foreign tax rates are included in
 the “Investor Relations Supplemental Schedules.”
Fourth Quarter 2011 Earnings - Taxes and Other

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Fourth Quarter 2011 Earnings -
Full Year 2011 Results
Fourth Quarter 2011 Earnings -
Full Year 2011 Results
      FY2011 FY2010
• Core Income ($mm)  $6,828 $4,664
• Core EPS (diluted)  $8.39  $5.72
• Net Income ($mm)  $6,771 $4,530
• EPS (diluted)    $8.32  $5.56
• Cash flow from operations for the twelve months
 of 2011 was $12.3 billion.

$14,900
$600
$7,500
$2,200
$1,400
$600
$3,800
Available Cash
Net Debt Issuance
Capex
Acquisitions (Includes Shah)
Dividends
Other
Ending Cash Balance 12/31/11

Fourth Quarter 2011 Earnings -
Full Year 2011 Cash Flow
Cash Flow
From
Operations
$12,300
Beginning
Cash $2,600
12/31/10
– Free cash flow from continuing operations after capex and dividends, but before acquisition and debt activity, was about $3.4 billion.
Shah - $500
($ in millions)
Note: See attached GAAP reconciliation.

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One year cash flow 12/31/11
Total debt,
net of cash
at 12/31/10  $2.5 B
Total debt,
net of cash
at 12/31/11  $2.1 B
Net cash generated $0.4 B
Cash returned
to shareholders
 • Dividends  $1.4 B
 • Share buybacks $275 mm
Fourth Quarter 2011 Earnings -
One and Two Year Simplified Cash Flow
Two year cash flow 12/31/11
Total debt,
net of cash
at 12/31/09  $1.6 B
Total debt,
net of cash
at 12/31/11  $2.1 B
Net cash used  $0.5 B
Cash outlays
 • Capital  $11.5 B
 • Acquisitions $6.9 B
 Cash returned to shareholders
 • Dividends &
 • share buybacks $2.9 B

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Fourth Quarter 2011 Earnings -
2011 Capital Expenditures
Fourth Quarter 2011 Earnings -
2011 Capital Expenditures
• Capital expenditures for 2011 were approximately $7.5
 billion, of which about $2.6 billion was incurred in 4Q11.
• Higher 4Q11 capital partially reflected the gradual
 ramp-up of our program during 2011.
 – The increases were mostly at Williston domestically,
 and Iraq, Oman and Qatar internationally.
 – 4Q11 capital also included spending for several midstream projects, such as the Elk Hills gas processing plant, which will drop significantly during 1H12 as these projects are completed.
• Total 2011 capital expenditures by segment were 82%
 in oil and gas, 14% in midstream and the remainder
 in chemicals.

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Fourth Quarter 2011 Earnings -
Net Acquisition Expenditures
Fourth Quarter 2011 Earnings -
Net Acquisition Expenditures
• Our net acquisition expenditures in the twelve months
 were $2.2 billion, which are net of proceeds from the
 sale of our Argentina operations.
• The acquisitions included the South Texas purchase,
 properties in California, the Permian and Williston, and a
 payment in connection with the signing of the Al Hosn
 Gas project in Abu Dhabi, which is the gas development
 of the Shah field.
 – This payment was for Oxy’s share of development expenditures incurred by the project prior to the date the final agreement was signed.

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Fourth Quarter 2011 Earnings -
Shares Outstanding, Debt and ROE & ROCE
 Shares Outstanding (mm) 2011  12/31/11
 Weighted Average Basic  812.1
 Weighted Average Diluted  812.9

 Basic Shares Outstanding    810.5
 Diluted Shares Outstanding   811.3
      12/31/11  12/31/10

 Debt/Capital   13%  14%
• Our return on equity for 2011 was 19.3% and the
 return on capital employed was 17.2%.

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Fourth Quarter 2011 Earnings -
DD&A, Oil and Gas Operating Costs
Fourth Quarter 2011 Earnings -
DD&A, Oil and Gas Operating Costs
• Oil and Gas DD&A expense was $11.48 per BOE for 2011.
• We expect the Oil and Gas segment DD&A rate to be
 about $14 per barrel in 2012.
• The total Chemical and Midstream DD&A expense
 is expected to be about $650 million for 2012.
• We expect operating costs per barrel to be about
 $13.75 in 2012.
 – The 2012 expected costs reflect higher levels of workovers and well maintenance activity.
 – However, significant and substantial product price changes, and changes in activity levels and inflation resulting from product prices, may affect this cost estimate during the
 course of the year.

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Oxy’s Three Main Performance Criteria -
Production Growth, Strong Returns & Dividend Growth
• We finished a strong year in terms of the three main
 performance criteria outlined last quarter.
• Our domestic oil and gas production grew by about 12%
 for 2011 to 428 mboe/d.
 – 4Q11 domestic production of 449 mboe/d was the highest U.S. total production volume in Oxy’s history, reflecting the highest ever quarterly volume for liquids of 310 mb/d and the second highest quarterly volume for gas.
 – Total company production increased about 4% for the year.
• Our chemical business delivered exceptional results
 for the year, achieving one of their highest earnings
 levels ever.
• Our return on equity was 19% for the year and return on
 capital was 17%.

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Oxy’s Three Main Performance Criteria -
Production Growth, Strong Returns & Dividend Growth
• We increased our annual dividends by $0.32 or by 21%,
 to $1.84 per share.
• We expect to announce a further dividend increase after
 the meeting of our Board of Directors in the second week
 of February.

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• We have ample legitimate opportunities in our domestic
 oil and gas business where we could deploy capital.
• We have tried to manage the program to a level that is
 realistic at current price levels, and as a result, have
 deferred some projects that otherwise would have
 met our hurdle rates.
• We continue to have substantial inventory of high return
 projects going forward to fulfill our growth objectives.
2012 Capital Program
2012 Capital Program

Midstream
14%
Chemicals
4%
Oil & Gas
82%

2011A Capital - $7.5 Billion

Midstream
11%
Chemicals
5%
Oil & Gas
84%

2012E Capital - $8.3 Billion

• We are increasing our capital program approximately 10% in 2012 to $8.3 billion from the $7.5 billion we spent in 2011.
• About $500 million of this increase will be in the US, mainly in the
 Permian basin, and the rest in international projects including the
 Al Hosn sour gas project and Iraq.
• We will review our capital program around mid-year and adjust as conditions dictate.
Capital Program - 2012E vs. 2011 Actual
Capital Program - 2012E vs. 2011 Actual

California
21%

2012E Total Capital - $8.3 Billion

2012 Capital Program -
2012 Capital Program -
Domestic Oil & Gas and Related Midstream Projects
Domestic Oil & Gas and Related Midstream Projects
• We currently expect the rig count to
 remain constant in 1H12 at 31, the same
 as what we were running at YE-2011;
• We are seeing improvement with
 respect to permitting issues in the state;
• We have received approved field rules
 and new permits for both injection wells
 and drilling locations;
• The regulatory agency is responsive
 and committed to working through the
 backlog of permits;
• We expect to maintain our capital
 program at current levels for about
 1H12, which will enable us to continue
 to grow our production volumes;
• We will reassess our capital program
 when the number of permits in hand
 allows it.
• In domestic oil gas and related
 midstream projects, development
 capital will be about 55% of our
 total program.
• In CA, we expect to spend about
 21% of our total capital program.

2012E Total Capital - $8.3 Billion
2012 Capital Program -
2012 Capital Program -
Domestic Oil & Gas and Related Midstream Projects
Domestic Oil & Gas and Related Midstream Projects
• Our rig count at year-end 2011
 was 23;
• We expect our rig count to ramp up
 during the year to around 27 rigs by
 year end;
• Our CO2 flood capital should remain
 comparable to the 2011 levels;
• In our non-CO2 operations we are
 seeing additional opportunities for
 good return projects;
• As a result, we have stepped up
 their development program and 2012
 capital will be about 75% higher than
 the 2011 levels.
• In the Permian operations, we
 expect to spend about 20% of
 our total capital.

Midcontinent
and Other
14%

- *In Williston we increased our acreage in 2011 from 204,000 to 277,000 acres.*
- *We expect that our rig count will be about 6 by the end of 2012.*
- *Additional capital that could reasonably be deployed here has been shifted to higher return opportunities in California and the Permian. This may also encourage Bakken well costs to decline.*
- *Natural gas prices in the U.S. are horrible. As a result, we are cutting back our pure gas drilling in the Midcontinent, South Texas and the Permian.*

2012E Total Capital - $8.3 Billion
2012 Capital Program -
2012 Capital Program -
Domestic Oil & Gas and Related Midstream Projects
Domestic Oil & Gas and Related Midstream Projects
• In the Midcontinent and other
 operations, we expect to spend
 around 14% of our total capital
 program.

International Development and, Exploration Capital

International Development 30%
Exploration 6%

2012E Total Capital - $8.3 Billion

- *The Al Hosn Shah gas project will continue to increase spending in 2012 as originally planned, making up about 7% of our total capital program.*
- *The rest of the international operations capital will be comparable to 2011, with modest increases expected in Iraq and Libya.*
- *In Iraq, the planned spending level should generate about 11 mb/d of production. Each additional $100 mm spending, incurred evenly during the year, would generate about 2,700 b/d of production at current price levels.*
- *The focus of the exploration program domestically will continue to be in CA and in the Permian & Williston basins, with additional activity in Oman and Bahrain.*

2012 Capital Program -
2012 Capital Program -
• Total international development
 capital will be about 30% of the
 total company capital program.
• Exploration capital should increase
 about 10% over the 2011 spending
 levels and represent 6% of the total
 capital program.

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• As we look ahead to 2012, we expect oil and gas
 production to be as follows:
 – In 1H12, we expect our domestic production to grow 3 to 4 mboe/d each month from the current quarterly average of 449 mboe/d, which would correspond to a 6 to 8 mboe/d increase per quarter.
 – 4Q11 was relatively free of significant operational disruptions resulting in better than expected domestic production. A more typical experience with respect to such issues could moderate the growth somewhat in 1Q12.
 – If the production growth rate continued at a comparable pace in
 2H12, our year-over-year average domestic production growth would be between 8 and 10% in 2012.
• Internationally,
 – Colombia production should be about flat for the year compared to 2011. In 1Q12, volumes should be about 3 mboe/d higher
 than 4Q11, although insurgent activity has picked up recently.
Fourth Quarter 2011 Earnings -
Oil and Gas - 2012 Production Outlook

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• The Middle East region production is expected to be as
 follows for 1H12:
 – Production has resumed in our operations in Libya, and at this point, we expect about 5 mboe/d production, with further growth to come later in the year. At this point we reasonably expect
 that total year Libya production will be about half the level that existed prior to the cessation of operations.
 – In Iraq, as I discussed previously, production levels depend on capital spending levels. We are still unable to reliably predict the timing of spending levels, but we expect production to be similar to the past quarter.
 – In Yemen, as we previously disclosed, our Masila block contract expired in December 2011. Our share of the production from Masila was about 11 mboe/d for the full year. Our remaining operations in Yemen typically have higher volumes early in the year due to the timing of cost recovery each year, which will partially offset the loss of Masila barrels in 1H12.
 As a result, we expect our total Yemen production to drop slightly from
 4Q11 levels in 1H12.
 – In the remainder of the Middle East, we expect production to be comparable to 4Q11 volumes.
Fourth Quarter 2011 Earnings -
Oil and Gas - 2012 Production Outlook

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• At current prices, we expect total 1Q12 sales volumes to
 be comparable to 4Q11 volumes, depending on the
 scheduling of liftings.
• A $5.00 change in global oil prices would impact our PSC
 daily volumes by about 3 mboe/d.
• We expect exploration expense to be about $100 mm for
 seismic and drilling for our exploration programs in
 1Q12.
Fourth Quarter 2011 Earnings -
1Q12 Outlook - Oil and Gas

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• The chemical segment 1Q12 earnings are expected to
 be about $165 mm with seasonal demand improvement
 expected in the second and third quarters.
 – We expect that lower natural gas prices and the continuing improvement in the global economy will have a positive impact on our chemical business margins, which is expected to be
 offset partially by higher ethylene prices.
• We expect our combined worldwide tax rate in 1Q12 to
 increase to about 40%.
 – The increase from 2011 reflects a higher proportional mix of international income with higher tax rates, in particular from
 Libya.
Fourth Quarter 2011 Earnings -
1Q12 Outlook - Chemicals & Taxes

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Fourth Quarter 2011 Earnings - Summary
Fourth Quarter 2011 Earnings - Summary
• To summarize: We closed out 2011 on a solid note, with
 record high domestic oil and gas production in 4Q11,
 which was also ahead of our guidance.
• We continued to generate strong financial returns well
 above our cost of capital.
• We enter this year raising our capital program by about
 10% vs. last year in order to prudently pursue our
 substantial inventory of high return growth projects.
• The business continues to grow and generate free cash
 flow after capital, which should allow us to consistently
 grow the dividend at an attractive rate, further boosting
 the total return to our shareholders.

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Occidental Petroleum Corporation
Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
Twelve Months
2011
Consolidated Statement of Cash Flows
Cash flow from operating activities	12,281
Cash flow from investing activities	(9,903)
Cash flow from financing activities	(1,175)
Change in cash	1,203

Free Cash Flow
Cash flow from operating activities - continuing operations	12,306
Capital spending	(7,518)
Free cash flow before dividends	4,788
Dividends	(1,436)
Free cash flow after dividends	3,352

Occidental Petroleum Corporation
Return on Capital Employed (ROCE)
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	2010	2011
RETURN ON CAPITAL EMPLOYED (%)	13.2	17.2

GAAP measure - net income attributable	4,530	6,771
to common stock
Interest expense	93	284
Tax effect of interest expense	(33)	(99)
Earnings before tax-effected interest expense	4,590	6,956

GAAP stockholders' equity	32,484	37,620

Debt	5,111	5,871

Total capital employed	37,595	43,491

ROCE	13.2	17.2